Third Quarter Fiscal 2015 Earnings Conference Call November 3, 2015 Exhibit 99.2

Forward-Looking Statements This presentation includes “forward-looking statements,” including with respect to the initial public offering, within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. You should review Univar’s filings with the Securities and Exchange Commission for more information regarding the factors that could cause actual results to differ materially from these projections or expectations. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Regulation G: Non GAAP Measures The information presented herein regarding certain unaudited non GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non-GAAP information to assist in understanding the operating performance of the company and its operating segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results.

World Leader in Chemical Distribution Compelling Value Proposition for Producers and Customers Benefits to Chemical Producers Benefits to Customers Strong safety culture Market Access with quality sales execution Industry / product knowledge Reduced complexity – ship bulk Regulatory expertise Simplified sourcing - “1-stop chemistry shop” Lower total cost of ownership JIT delivery and vendor-managed inventory(VMI) Local and regional players Multinational leaders 8,000+ producers ~110,000 customers

Third Quarter 2015 Highlights

Higher margins and strong cash flow fund acquisitions

Adjusted EBITDA	**$ 156.2 million**	(8.4%)[1]
• Adjusted EBITDA excl. FX	$ 167.2 million	(2.0%)[1]
Margin Expansion[1]		
• Gross margin	+150 basis points	
• Adjusted EBITDA margin	+ 60 basis points	
Cash Flow from Operating Activities	$ 82.6 million	

Attractive Bolt-on Acquisitions

- Chemical Associates (July)
- Future Transfer / BlueStar Distribution (October)

[1] Variances to Q3 2014

4

Univar - Consolidated Highlights Successfully offsetting headwinds Large FX translation impact Oil and gas volume decline Mix enrichment from industrial chemicals and services Gross margin up Adjusted EBITDA margin up High conversion ratio(1) Key metrics: $ in millions 3Q15 3Q14 Y/Y % Net Sales $2,206.3 $2,608.9 (15.4%) Currency Neutral -- -- (8.4%) Gross Profit $450.5 $493.1 (8.6%) Currency Neutral -- -- (1.3%) Gross Margin 20.4% 18.9% +150 bps Adjusted EBITDA $156.2 $170.6 (8.4%) Currency Neutral -- -- (2.0%) Adjusted EBITDA Margin 7.1% 6.5% +60 bps (1) Defined as Adjusted EBITDA divided by Gross Profit

USA - Highlights Higher profitability outside oil and gas Strong performance in industrial chemicals Successful implementation of productivity initiatives Offset by significant declines in upstream oil and gas Higher margins from profit management and product mix Key metrics: $ in millions 3Q15 3Q14 Y/Y % Net Sales $1,364.6 $1,578.3 (13.5%) Gross Profit $280.7 $299.5 (6.3%) Gross Margin 20.6% 19.0% +160 bps Adjusted EBITDA $103.4 $115.1 (10.2%) Adjusted EBITDA Margin 7.6% 7.3% +30 bps

Canada - Highlights Industrial markets and ag offset lower energy markets Volume growth in eastern Canada industrial markets Increased herbicide sales driven by optimal seasonal growing conditions Volume declines in western Canada energy markets Key metrics: $ in millions 3Q15 3Q14 Y/Y % Net Sales $290.7 $339.7 (14.4%) Currency Neutral -- -- 4.8% Gross Profit $52.9 $64.1 (17.5%) Currency Neutral -- -- (0.3%) Gross Margin 18.2% 18.9% -70 bps Adjusted EBITDA $23.6 $28.5 (17.2%) Currency Neutral -- -- (0.4%) Adjusted EBITDA Margin 8.1% 8.4% -30 bps

EMEA - Highlights Improved profitability Adverse 15% FX translation impact on sales and GP Lower volumes from facility closures and restructuring Higher margins from mix enrichment strategy $ in millions 3Q15 3Q14 Y/Y % Net Sales $433.2 $546.5 (20.7%) Currency Neutral -- -- (6.2%) Gross Profit $92.6 $108.8 (14.9%) Currency Neutral -- -- 0.4% Gross Margin 21.4% 19.9% +150 bps Adjusted EBITDA $21.3 $21.9 (2.7%) Currency Neutral -- -- 9.6% Adjusted EBITDA Margin 4.9% 4.0% +90 bps Key metrics:

Acquisition drives growth despite FX headwinds Nov. 2014 D’Altomare acquisition (Brazil) driving margins up significantly with product shift to specialty chemicals Adjusted EBITDA doubled despite significant currency devaluation in Brazil and Mexico $ in millions 3Q15 3Q14 Y/Y % Net Sales $117.8 $144.4 (18.4%) Currency Neutral -- -- 7.3% Gross Profit $24.3 $20.7 17.4% Currency Neutral -- -- 58.5% Gross Margin 20.6% 14.3% +630 bps Adjusted EBITDA $9.8 $4.4 122.7% Currency Neutral -- -- 202.2% Adjusted EBITDA Margin 8.3% 3.0% +530 bps Key metrics: Rest of World - Highlights

Consolidated Balance Sheet & Cash Flow Highlights Net cash from operating activities less net cash from investing activities (inclusive of net cash paid for acquisitions) Excludes additions from capital leases Net Debt defined as Total Debt (Long term debt plus short term financing) less cash and cash equivalents LTM Earnings before Interest, Taxes and Amortization (EBITA) divided by trailing 13 month average of net PP&E plus trade working capital (accounts receivable plus inventory less accounts payable) $ in millions YTD 9/30/15 YTD 9/30/14 Y/Y % Free Cash Flow (1) $38.1 $(93.6) 140.7% Capex (2) $103.3 $74.1 39.4% Acquisitions $50.6 - - Total Debt (3) $3,154.4 $3,894.0 (19.0%) Net Debt (3) $2,967.0 $3,744.6 (20.8%) Return on Assets Deployed (4) 21.5% 21.8% -30 bps Cash Taxes $31.8 $14.5 119.3%

Strategic Priorities Capitalize on Organic Growth Opportunities in Attractive Markets 1 Innovative Valued-Added Services Highly Focused Sales Force Full Solution Customer Value Proposition Producer-Supported Solutions Model Continue to Execute on Operational Excellence Initiatives 2 Commercial Excellence Initiatives Ongoing Productivity Improvements “Tuck-in” Acquisitions to Complement Organic Growth 3 Steady Flow of Opportunities New Markets / New Products

Outlook 2015 Outlook Expect 2015 Adjusted EBITDA to be essentially flat to modestly below the prior year, on a currency neutral basis1 2016 Expectations Slow macroeconomic growth Continued low demand from upstream oil and gas; easier comparisons Milder FX headwinds in 2016 Continued productivity gains Contributions from acquisitions (1) 2014 Adjusted EBITDA was $641.7 million Right Team Right Strategy + Executing Well +

Appendix – Adj. EBITDA Reconciliation 3 months ended 9/30 9 months ended 9/30 LTM $ in Millions 2015 2014 2015 2014 9/30/2015 Adjusted EBITDA $156.2 $170.6 $470.5 $492.6 $619.6 Other operating expenses, net 10.2 7.3 57.3 54.6 199.8 Depreciation 34.3 33.9 104.0 95.1 142.4 Amortization 22.0 23.9 66.3 71.7 90.6 Impairment charges -- -- -- -- 0.3 Interest expense, net 39.6 63.8 165.9 192.5 224.0 Loss on extinguishment of debt 4.8 -- 12.1 1.2 12.1 Other expense (income), net 25.6 (6.3) 30.9 (2.4) 32.2 Income tax expense (benefit) 7.6 2.2 14.6 17.4 (18.6) Net income (loss) $12.1 $45.8 $19.4 $62.5 $(63.2)